PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-37980


                           [HOLDRS MARKET 2000 logo]



                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                         Primary
                                                               Share     Trading
                 Name of Company                    Ticker    Amounts    Market
     ---------------------------------------------  ------  -----------  ------
     Agere Systems Inc.                              AGR    0.110136986   NYSE
     American International Group, Inc.              AIG         2        NYSE
     Astrazeneca p.l.c. *                            AZN         4        NYSE
     AT&T Inc.                                        T       4.935304    NYSE
     AVAYA Inc.                                       AV       0.3333     NYSE
     BellSouth Corporation                           BLS         5        NYSE
     BP p.l.c. *                                      BP         3        NYSE
     Bristol-Myers Squibb Company                    BMY         3        NYSE
     BT Group p.l.c.                                  BT         2        NYSE
     CBS Corporation Class B "New"                   CBS        1.5       NYSE
     Cisco Systems, Inc.                             CSCO        3       NASDAQ
     Citigroup Inc.                                   C          3        NYSE
     Comcast Corporation                            CMCSA      1.941     NASDAQ
     The Coca-Cola Company                            KO         3        NYSE
     Dell Inc.                                       DELL        5       NASDAQ
     Deutsche Telekom AG *                            DT         5        NYSE
     Eli Lilly and Company                           LLY         2        NYSE
     EMC Corporation                                 EMC         2        NYSE
     Exxon Mobil Corporation                         XOM         4        NYSE
     France Telecom *                                FTE         2        NYSE
     General Electric Company                         GE         3        NYSE
     GlaxoSmithKline p.1.c.                          GSK         3        NYSE
     Hewlett-Packard Company                         HPQ         4        NYSE
     Home Depot, Inc.                                 HD         4        NYSE
     Intel Corporation                               INTC        2       NASDAQ
     International Business Machines Corporation     IBM         2        NYSE
     JDS Uniphase Corporation                        JDSU        2       NASDAQ
     Johnson & Johnson                               JNJ         4        NYSE
     LM Ericsson Telephone Company *                ERICY       0.9      NASDAQ
     Lucent Technologies Inc.                         LU         4        NYSE
     McDATA Corporation                             MCDTA   0.073613802  NASDAQ
     Medco Health Solutions                          MHS       0.3618     NYSE
     Merck & Co., Inc.                               MRK         3        NYSE
     Microsoft Corporation                           MSFT        6       NASDAQ
     Morgan Stanley                                  MWD         2        NYSE

                                                   (continued on following page)

                                                                         Primary
                                                               Share     Trading
                 Name of Company                    Ticker    Amounts    Market
     ---------------------------------------------  ------  -----------  ------
     Nippon Telegraph and Telephone Corporation *    NTT         3        NYSE
     Nokia Corp. *                                   NOK         4        NYSE
     Nortel Networks Corporation                      NT         2        NYSE
     Novartis AG *                                   NVS         5        NYSE
     Oracle Corporation                              ORCL        4       NASDAQ
     Pfizer Inc.                                     PFE         4        NYSE
     Qwest Communications International Inc.          Q          4        NYSE
     Royal Dutch Petroleum Company  *                 RD         3        NYSE
     Sony Corporation *                              SNE         2        NYSE
     Sun Microsystems, Inc.                          SUNW        4       NASDAQ
     Syngenta AG                                     SYT    1.038608908   NYSE
     Texas Instruments Incorporated                  TXN         3        NYSE
     The St. Paul Travelers Companies, Inc.          STA     0.17158726   NYSE
     Time Warner Inc.                                TWX         6        NYSE
     TOTAL S.A. *                                    TOT         2        NYSE
     Toyota Motor Corporation *                       TM         2        NYSE
     Verizon Communications                           VZ         4        NYSE
     Viacom Inc. Class B "New"                      VIA.B       1.5       NYSE
     Vodafone Airtouch p.l.c. *                      VOD         5        NYSE
     Wal-Mart Stores Inc.                            WMT         4        NYSE
     Zimmer Holdings, Inc.                           ZMH        0.3       NYSE
  ------------------------------------------

     * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.


     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2006.